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CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR"
PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

The Private Securities Litigation Reform Act of 1995 provides a new "safe harbor" for forward-looking statements to encourage companies to provide prospective information about their companies without fear of litigation so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in the statement. The Company desires to take advantage of the new "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and is filing this Form 8-K in order to do so. The Act only became law in late December 1995 and, except for the Conference Report, no official interpretations of the Act's provisions have been published. Accordingly, the Company hereby identifies the following important factors which could cause the Company's actual financial and enrollment results to differ materially from any such results which might be projected, forecast, estimated or budgeted by the Company in forward-looking statements.

(a) Heightened competition, including specifically the intensification of price competition; the entry of new competitors; and the introduction of new products by new and existing competitors.

(b) Adverse state and federal legislation and regulation, including limitations on premium levels; increases in minimum capital and reserve and other financial viability requirements; prohibition or limitation of capitated arrangements or provider financial incentives; benefit mandates (including mandatory length of stay and emergency room coverage); limitations on the ability to manage care and utilization; and any willing provider or pharmacy laws.

(c) Increases in medical costs, including increases in utilization and costs of medical services and the effects of actions by competitors or groups of providers.

(d) Termination of provider contracts or renegotiation at less cost-effective rates or terms of payment.

(e) Price increases in pharmaceuticals, durable medical equipment and other covered items.

(f) Adverse actions of governmental payors, including unilateral reduction of Medicare and Medicaid premiums payable to the Company and discontinuance or limitations on governmentally-funded programs.

(g) Inability to increase premiums or prospective or retroactive reductions to premium rates for federal employee apace with increases in medical costs due to competition, government regulation, or other factors.

(h) Failure to obtain new customers, retain existing customers or reductions in force by existing customers.

(i) Governmental financial assessments or taxes to subsidize uncompensated care, other insurance carriers, or academic medical institutions.

(j)  Adverse publicity and news coverage.

(k)  Inability to carry out marketing and sales plans.

(l)  Loss or retirement of key executives.

(m) Denial of accreditation by independent quality accrediting agencies such as NCQA.

(n) The selection by employers and individuals of higher copayment/ deductible/coinsurance plans with relatively lower premiums.

(o) The migration of employers from insured to self-funded coverage resulting in reduced margins to the Company.

(p) The impact upon the Company's medical loss ratio of greater net enrollment in higher medical loss ratio lines of business such as Medicare and Medicaid.

(q)  Adverse results in significant litigation matters.

(r) Adverse regulatory determinations resulting in loss or limitations of licensure, certification or contracts with governmental payors.

(s) Higher service, administrative or general expenses occasioned by the need for additional advertising, marketing, administrative, or management information systems expenditures.

(t) Changes in interest rates causing a reduction of investment income or in the market value of interest rate sensitive investments.

(u) Increases by regulatory authorities of minimum capital, reserve and other financial viability requirements.

Many of the foregoing factors discussed have been discussed in the Company's prior SEC filings and, had the Act become effective at a different time, would have been discussed in an earlier SEC filing instead of this Form 8-K. The foregoing review of factors pursuant to the Private Litigation Securities Reform Act of 1995 should not be construed as exhaustive or as any admission regarding the adequacy of disclosures made by the Company prior to the effective date of said Act.





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